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Exhibit 10.52
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                             AMENDED AND RESTATED
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                                TERM LOAN NOTE
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$4,500,000                                                      March 30, 2001
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     For value received, ImageMax, Inc., a Pennsylvania corporation, together with its wholly owned Subsidiary, ImageMAX of Delaware, Inc., a Delaware corporation (collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of COMMERCE BANK, NA (the "Lender") the sum of Four Million Five Hundred Thousand ($4,500,000) Dollars in immediately available funds at the office of the Agent as set forth in the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Credit Agreement. All unpaid principal, together with all accrued and unpaid interest thereon not otherwise previously paid due and payable in full on or before June 8, 2004.

     The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date, amount and interest rate of the Term Loan and the date and amount of each principal payment hereunder.

     This Amended and Restated Term Loan Note is one of the Amended and Restated Term Loan Notes issued pursuant to, and is entitled to the benefits of, the Credit Agreement dated June 9, 2000, as amended by the First Amendment to Credit Agreement of even date therewith, each by and among the Borrowers, ImageMax of Virginia, Inc., a Virginia corporation, ImageMax of Arizona, Inc., a Pennsylvania corporation, ImageMax of Ohio, Inc., an Ohio corporation, ImageMax of Indiana, Inc., an Indiana corporation, and Ammcorp Acquisition Corp., Pennsylvania corporation, (collectively, the "Initial Borrowers") the Lenders party thereto from time to time, and COMMERCE BANK, NA, as Agent, and as further amended by the Second Amendment to Credit Agreement of even date herewith by and among the Borrowers, the Lenders party thereto from time to time, and COMMERCE BANK, NA, as Agent (the "Second Amendment" and as such Credit Agreement same may be further amended, supplemented or otherwise modified from time to time, collectively, the "Credit Agreement"). This Amended and Restated Promissory
Note is one of the Amended and Restated Term Loan Notes identified in the Second Amendment and amends and restates in it entirety the Term Loan Note dated June 9, 2001 of the Initial Borrowers in favor of the Lender, and shall be entitled to the benefits of the rights and benefits of the Agent and the Lender as set forth in the Credit Agreement, including the terms and conditions under which this Amended and Restated Term Loan Note may be prepaid or its maturity date accelerated. All initially capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Credit Agreement.

     CONFESSION OF JUDGMENT - THE FOLLOWING SETS FORTH A WARRANT OF ATTORNEY TO
     ----------------------
CONFESS JUDGMENT AGAINST EACH OF THE BORROWERS. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST EACH OF THE BORROWERS, EACH OF

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THE BORROWERS, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT WITH)
SEPARATE COUNSEL FOR THE BORROWERS, AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY WAIVES ANY AND ALL RIGHTS SUCH BORROWER HAS, OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY TO BE HEARD UNDER THE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA. EACH OF THE BORROWERS SPECIFICALLY ACKNOWLEDGES THAT THE AGENT AND EACH OF THE LENDERS HAVE RELIED ON THIS WARRANT OF ATTORNEY IN GRANTING THE FINANCIAL ACCOMMODATIONS DESCRIBED HEREIN.

     EACH OF THE BORROWERS IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR SUCH BORROWER IN ANY AND ALL ACTIONS, AND UPON THE OCCURRENCE OF A DEFAULT TO: (I) ENTER JUDGMENT AGAINST SUCH BORROWER FOR THE PRINCIPAL SUM DUE HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENTS; OR (II) SIGN FOR SUCH BORROWER AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN AMICABLE ACTION OR ACTIONS TO CONFESS JUDGMENT AGAINST SUCH BORROWER FOR ALL OR ANY PART OF THE INDEBTEDNESS; AND IN EITHER CASE FOR INTEREST AND COSTS TOGETHER WITH A REASONABLE COLLECTION FEE. EACH OF THE BORROWERS FURTHER IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR AND ENTER JUDGMENT AGAINST SUCH BORROWER AND IN FAVOR OF ANY HOLDER HEREOF WITH RESPECT TO AN AMICABLE ACTION OF REPLEVIN OR ANY OTHER ACTION WITH RESPECT TO THE COLLATERAL GRANTED TO THE AGENT AND THE LENDERS PURSUANT TO ANY OF THE LOAN DOCUMENTS. EACH OF THE BORROWERS WAIVES ALL RELIEF FROM ANY AND ALL APPRAISEMENT OR EXEMPTION LAWS NOW IN FORCE OR HEREAFTER ENACTED. IF A COPY OF THIS NOTE, VERIFIED BY AFFIDAVIT OF AN OFFICER OF THE AGENT OR ANY OTHER HOLDER HEREOF, SHALL BE FILED IN ANY PROCEEDING OR ACTION WHEREIN JUDGMENT IS TO BE CONFESSED, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL HEREOF AND SUCH VERIFIED COPY SHALL BE SUFFICIENT WARRANT FOR ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR AND CONFESS JUDGMENT AGAINST SUCH BORROWER AS PROVIDED HEREIN. JUDGMENT MAY BE CONFESSED FROM TIME TO TIME UNDER THE AFORESAID POWERS WHICH SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF.


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     IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned
Borrowers have caused this Term Loan Note to be executed under seal by their duly authorized officers, all as of the day and year first written above.


                              IMAGEMAX, INC.
                              IMAGEMAX OF DELAWARE, INC.


                              By:   /s/ Mark P. Glassman
                                  --------------------------------
                                 Mark P. Glassman, Chief Financial
                                 Officer of ImageMax, Inc., and
                                 Treasurer of ImageMAX of Delaware

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